EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Axon Enterprise, Inc. (the “Company”) for the quarterly period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick W. Smith, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick W. Smith
Patrick W. Smith
Chief Executive Officer
November 7, 2023

In connection with the Quarterly Report on Form 10-Q of Axon Enterprise, Inc. (the “Company”) for the quarterly period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brittany Bagley, Chief Operating Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brittany Bagley
Brittany Bagley
Chief Operating Officer and Chief Financial Officer
November 7, 2023